IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated May 10, 2021 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated September 1, 2020, and the Statement of Additional Information (the “SAI”) dated September 1, 2020 (as revised April 19, 2021) for the iShares Transportation Average ETF (IYT) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on or around July 19, 2021:

	Current	New
Fund Name	iShares Transportation Average ETF	iShares U.S. Transportation ETF

Underlying Index	Dow Jones Transportation Average Index	S&P Transportation Select Industry FMC Capped Index

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” shall be deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the S&P Transportation Select Industry FMC Capped Index (the “Underlying Index”), which measures the performance of companies within the transportation sector of the U.S. equity market as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index may include large-, mid- and small-capitalization companies. Securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares. The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weights of any single issuer (as determined by SPDJI) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%. The weight of one or more securities in the Underlying Index may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition between quarterly rebalance dates.

As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the transportation industry or sector. The components of the Underlying Index are likely to change over time.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section of the SAI entitled “Dow Jones Transportation Average Index” shall be deleted in its entirety and replaced with the following:

The S&P Select Industry FMC Index

Component Selection Criteria. S&P Dow Jones Indices LLC’s (“SPDJI”) various Index Committees are responsible for the overall management of SPDJI’s indices (“S&P DJI Indices”). Issuers (i.e., the “components”) selected for the S&P U.S. indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (GICS®) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. The stock of each constituent must trade on either the NYSE, the NYSE Amex Equities or on NASDAQ. Additionally, only one share class per constituent will be included in an Index. The share class is selected by SPDJI and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer’s eligibility for inclusion in the S&P DJI Indexes: (i) ownership of an issuer’s outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer’s shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.

The S&P DJI’s Indices are capitalization-weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using SPDJI’s methodology) multiplied by the constituent’s share price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion typically must be greater than the Index’s minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index’s components are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index’s constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.

Index Eligibility. To qualify for membership in the index, at each quarterly rebalancing, be a member of the S&P Total Market Index (the “TMI”) and classified by S&P DJI Indices as a primary sub-industry stock (“primary stock”) for its index. Further, eligible stocks must meet at least one of the following float-adjusted market capitalization (“FMC”) and float-adjusted liquidity ratio (“FALR”) requirements determined by S&P DJI Indices:

a.	Be a current constituent, have an FMC greater than or equal to US$ 300 million, and have an FALR greater than or equal to 50%.
b.	Have an FMC greater than or equal to US$ 500 million and an FALR greater than or equal to 90%.
c.	Have an FMC greater than or equal to US$ 400 million and an FALR greater than or equal to 150%.

However, minimum FMC requirements may be relaxed for each S&P Select Industry FMC Index to ensure that there are at least 22 stocks in each index as of each rebalancing effective date.

Issue Changes. General oversight responsibility for the S&P DJI Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases, with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Stocks are added between rebalancing dates only if a deletion in the index causes the stock count to fall below 22. In those cases, each stock deletion is accompanied with a stock addition. The new addition will be added to the index with index shares that are commensurate with the index shares of the stock in a hypothetical rebalancing using the closing prices on the date the addition is announced. The index shares for all current constituents will remain constant. In the case of spin-offs, the S&P Select Industry FMC Index will follow the S&P TMI’s treatment of the action.

A stock is deleted from an S&P Select Industry FMC Index if the S&P TMI drops the stock. If a stock deletion causes the number of stocks in the relevant index to fall below 22, each stock deletion is accompanied with a corresponding stock addition. the case of mergers involving two index constituents, the merged entity will remain in the index provided that it meets all general eligibility requirements. In case of GICS changes, where a stock does not belong to a qualifying sub-industry after the classification change, it is removed from the relevant index at the next rebalancing.

Index Maintenance. Maintaining the S&P DJI Indices includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.

Index membership is reviewed quarterly and occur after the closing on the third Friday of the quarter ending month. The reference date for additions and deletions is after the closing of the last trading date of the previous month. Closing prices as of the Wednesday prior to the second Friday of the rebalancing month are used for setting capped index weights.

An issuer will be removed from the S&P DJI Indices as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.

When calculating index weights, individual component shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer’s shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index components. In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Each issuer’s financial statements will be used to update the major shareholders’ ownership. However, during the course of the year, SPDJI also monitors each issuer’s Investable Weight Factor (“IWF”) which is SPDJI’s term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (i.e., privatization, merger, takeover, or share offering) and the change equal to or greater than 5%, a float adjustment will be implemented as soon as reasonably possible. Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.us.spindices.com.

Index Availability. The S&P Select Industry FMC Index is calculated continuously and is available from major data vendors.

S&P Transportation Select Industry FMC Capped Index

Number of Components: approximately 41

Index Description: The S&P Transportation Select Industry FMC Capped Index is designed to measure the performance of U.S. companies within the transportation industry. Securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares.

The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weights of any single issuer (as determined by SPDJI) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.

Closing prices as of the Wednesday prior to the second Friday of the rebalancing month are used for setting Underlying Index weights for each quarterly rebalancing. The Underlying Index is a float-adjusted market capitalization weighted version of the S&P Transportation Select Industry Index. If any issuer’s weight exceeds 22.5% at quarterly rebalance, that issuer’s weight is capped and all excess weight is proportionally redistributed to all uncapped issuers within the Underlying Index. If, after this redistribution, any other issuer breaches the issuer weight cap the process is repeated iteratively until no issuer breaches the issuer capping rule. If the aggregate weight of issuers with weights greater than 4.5% exceed 45% of the Underlying Index, all issues are ranked in descending order of their weights and the issuer with the smallest weight above 4.5% is identified and reduced until (1) the aggregate weight of issuers with weights greater than 4.5% equals 45% or less, or (2) 4.5%, whichever is greater. The excess weight is proportionally redistributed to all issuers with weights below 4.5% such that any issuer that receives such excess weight does not breach the 4.5% cap. This process is repeated iteratively until the aggregate weight of issuers with weights greater than 4.5% equals 45% or less. The weight of one or more securities in the Underlying Index may exceed these constraints due to fluctuations in market value, corporate actions or other events that change the index composition between quarterly rebalance dates.

All other references to the entitled “Dow Jones Transportation Average Index” shall be deleted.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-IYT-0521

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